SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report: December 17, 1998
(Date of earliest event reported)


                    Nomura Asset Securities Corporation
               Commercial Mortgage Pass-Through Certificates
                              Series 1998-D6
-------------------------------------------------------------------------
          (Exact Name of registrant as specified in its charter)

Delaware                      33-48-48-1-06                 13-3672336
-------------------        --------------------          ------------------
(State or Other Juris-       (Commission                 (I.R.S. Employer
diction of Incorporation)     File Number)               Identification Number)


Two World Financial Center, Building B, New York, New York        10281
--------------------------------------------------------------------------
(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:             212-667-9300
                                                        ------------------


---------------------------------------------------------------------------
               This Document contains exactly 289 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the December 17, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

       (c)     Exhibits


                      Item 601(a) of
                      Regulation S-K
      Exhibit No.     Exhibit No.             Description



      5.1              99              Monthly distribution report pursuant to
                                       Section 4.02 of the Pooling and Servicing
                                       Agreement for the distribution on
                                       December 17, 1998


      5.2              99              Comparative Financial Status
                                       Report as of 12/11/98

                                       Delinquent Loan Status Report as of
                                       12/11/98

                                       REO Status Report as of 12/11/98

                                       Watch List as of 12/11/98

                                       Historical Loan Modification Report
                                       as of 12/11/98

                                       Historical Loss Estimate Report as of
                                       12/11/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           AMRESCO SERVICES, L.P., IN
                                           ITS CAPACITY AS SERVICER
                                           UNDER THE POOLING AND
                                           SERVICING AGREEMENT ON
                                           BEHALF OF  ASSET SECURITIZATION
                                           CORPORATION, REGISTRANT





                                           By: __________________
                                               Daniel B. Kirby,
                                               Senior Vice President


                                           By:  _________________
                                                Henry B. Garmon
                                                Vice President


Date: December 18, 1998

                         EXHIBIT INDEX



                     Item 601(a) of
                     Regulation S-K
     Exhibit No.     Exhibit No.             Description


     5.1             99               Monthly distribution report pursuant to
                                      Section 4.02 of the Pooling and Servicing
                                      Agreement for the distribution on
                                      December 17, 1998


     5.2             99               Comparative Financial Status
                                      Report as of  12/11/98

                                      Delinquent Loan Status Report as of
                                      12/11/98

                                      REO Status Report as of  12/11/98

                                      Watch List as of  12/11/98

                                      Historical Loan Modification Report
                                      as of  12/11/98

                                      Historical Loss Estimate Report as of
                                      12/11/98